                                                                    Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of BUCA, Inc. on Form S-8 of our report dated January 26, 2001 (March 2, 2001 as to Notes 3 and 13), appearing in the Annual Report on Form 10-K of BUCA, Inc. for the fiscal year ended December 31, 2000.


                                             /s/ Deloitte & Touche, LLP
                                        --------------------------------------
                                        Deloitte & Touche, LLP


Minneapolis, MN
July 11, 2001